EXHIBIT 99.1


             SUPPLEMENTAL DATA FOR THE YEAR ENDED DECEMBER 31, 2001


THE GENLYTE GROUP INCORPORATED & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)
(Unaudited)
                                                            For the years ended December 31,
                                                          ------------------------------------
                                                             2001         2000         1999
                                                          ----------   ----------   ----------
Net sales                                                 $  985,176   $1,007,706   $  978,302
   Cost of sales                                             636,582      651,304      645,572
                                                          ----------   ----------   ----------

Gross profit                                                 348,594      356,402      332,730
   Selling and administrative expenses                       249,900      259,166      242,165
   Amortization of goodwill and other intangible assets        6,007        4,616        3,704
                                                          ----------   ----------   ----------

Operating profit                                              92,687       92,620       86,861
   Interest expense, net of interest income                    3,347        3,922        4,584
   Minority interest, net of income taxes                     27,105       26,592       25,268
                                                          ----------   ----------   ----------

Income before income taxes                                    62,235       62,106       57,009
   Income tax provision                                       24,895       25,802       24,228
                                                          ----------   ----------   ----------

Net income                                                $   37,340   $   36,304   $   32,781
                                                          ==========   ==========   ==========

Earnings per share:
   Basic                                                  $     2.80   $     2.68   $     2.37

   Diluted                                                $     2.77   $     2.65   $     2.37

Weighted average number of shares outstanding:
   Basic                                                      13,336       13,557       13,831
                                                          ==========   ==========   ==========
   Diluted                                                    13,475       13,675       13,849
                                                          ==========   ==========   ==========
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
THE GENLYTE GROUP INCORPORATED & SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)
(Unaudited)
                                                                   As of December 31,
                                                                    2001       2000
                                                                  --------   --------
ASSETS:
CURRENT ASSETS:
   Cash and cash equivalents                                      $ 59,789   $ 23,785
   Accounts receivable, less allowances for doubtful
      accounts of $10,111 and $11,014, respectively                141,658    142,784
   Inventories                                                     132,932    151,257
   Deferred income taxes and other current assets                   27,346     29,899
                                                                  --------   --------
Total current assets                                               361,725    347,725
Property, plant and equipment, at cost
   Land and land improvements                                        6,490      6,506
   Buildings and leasehold improvements                             83,318     83,594
   Machinery and equipment                                         273,401    259,139
                                                                  --------   --------
Total property, plant and equipment                                363,209    349,239
   Less: accumulated depreciation and amortization                 252,762    236,238
                                                                  --------   --------
Net property, plant and equipment                                  110,447    113,001
Goodwill, net of accumulated amortization                          135,417    140,312
Other assets                                                        30,213     34,453
                                                                  --------   --------
TOTAL ASSETS                                                      $637,802   $635,491
                                                                  ========   ========

LIABILITIES & STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
   Current maturities of long-term debt                           $  3,284   $  2,661
   Accounts payable                                                 82,314     96,794
   Accrued expenses                                                 72,546     76,096
                                                                  --------   --------
Total current liabilities                                          158,144    175,551
Long-term debt                                                      36,989     66,652
Deferred income taxes                                               32,746     34,028
Minority interest                                                  123,327    111,000
Other long-term liabilities                                         24,031     21,095
                                                                  --------   --------
Total liabilities                                                  375,237    408,326
STOCKHOLDERS' EQUITY:
   Common stock ($.01 par value, 30,000,000 shares authorized;
    14,138,146 and 13,951,246 shares issued, respectively;
    13,432,701 and 13,263,290 shares outstanding, respectively)        135        133
   Additional paid-in capital                                       10,633      7,557
   Retained earnings                                               226,951    189,611
   Accumulated other comprehensive income                           24,846     29,864
                                                                  --------   --------
Total stockholders' equity                                         262,565    227,165
                                                                  --------   --------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                          $637,802   $635,491
                                                                  ========   ========

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
THE GENLYTE GROUP INCORPORATED & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
(Amounts in thousands)
(Unaudited)
                                                                                                  Accumulated
                                                                                                     Other           Total
                                                     Common        Additional        Retained    Comprehensive   Stockholders'
                                                      Stock      Paid-in Capital     Earnings        Income          Equity
                                                    ---------       ---------       ---------      ---------       ---------

Balance, December 31, 1998                          $     136       $  16,207       $ 120,526      $  29,363       $ 166,232

Net income                                                 --              --          32,781             --          32,781
Gain on formation of Genlyte Thomas, before tax            --              --              --           (688)           (688)
     Related tax effect                                    --              --              --            276             276
                                                    ---------       ---------       ---------      ---------       ---------
Gain on formation of Genlyte Thomas, after tax             --              --              --           (412)           (412)
Decrease in minimum pension liability, before tax          --              --              --          1,220           1,220
     Related tax effect                                    --              --              --           (488)           (488)
                                                    ---------       ---------       ---------      ---------       ---------
Decrease in minimum pension liability, after tax           --              --              --            732             732
Foreign currency translation adjustments                   --              --              --          1,654           1,654
                                                    ---------       ---------       ---------      ---------       ---------
Total comprehensive income                                 --              --          32,781          1,974          34,755
Exercise of stock options                                   1           1,166              --             --           1,167
Income tax benefit on exercise of stock options            --             659              --             --             659
Purchases of treasury stock                                --            (271)             --             --            (271)
                                                    ---------       ---------       ---------      ---------       ---------

Balance, December 31, 1999                          $     137       $  17,761       $ 153,307      $  31,337       $ 202,542

Net income                                                 --              --          36,304             --          36,304
Increase in minimum pension liability, before tax          --              --              --           (188)           (188)
     Related tax effect                                    --              --              --             75              75
                                                    ---------       ---------       ---------      ---------       ---------
Increase in minimum pension liability, after tax           --              --              --           (113)           (113)
Foreign currency translation adjustments                   --              --              --         (1,360)         (1,360)
                                                    ---------       ---------       ---------      ---------       ---------
Total comprehensive income                                 --              --          36,304         (1,473)         34,831

Exercise of stock options                                   1           1,391              --             --           1,392
Income tax benefit on exercise of stock options            --             705              --             --             705
Purchases of treasury stock                                (5)        (12,300)             --             --         (12,305)
                                                    ---------       ---------       ---------      ---------       ---------

Balance, December 31, 2000                          $     133       $   7,557       $ 189,611      $  29,864       $ 227,165

Net income                                                 --              --          37,340             --          37,340
Increase in minimum pension liability, before tax          --              --              --         (4,368)         (4,368)
     Related tax effect                                    --              --              --          1,747           1,747
                                                    ---------       ---------       ---------      ---------       ---------
Increase in minimum pension liability, after tax           --              --              --         (2,621)         (2,621)
Foreign currency translation adjustments                   --              --              --         (2,397)         (2,397)
                                                    ---------       ---------       ---------      ---------       ---------
Total comprehensive income                                 --              --          37,340         (5,018)         32,322

Exercise of stock options                                   2           2,555              --             --           2,557
Income tax benefit on exercise of stock options            --             957              --             --             957
Purchases of treasury stock                                --            (436)             --             --            (436)
                                                    ---------       ---------       ---------      ---------       ---------
Balance, December 31, 2001                          $     135       $  10,633       $ 226,951      $  24,846       $ 262,565
                                                    =========       =========       =========      =========       =========
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
THE GENLYTE GROUP INCORPORATED & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)
                                                                       For the years ended December 31,
                                                                       --------------------------------
                                                                         2001        2000        1999
                                                                       --------    --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                             $ 37,340    $ 36,304    $ 32,781
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation and amortization                                         28,172      25,664      23,835
   Net loss (gain) from disposals of plant and equipment                   (858)        (77)        (20)
   Provision for doubtful accounts receivable                               424        (718)      4,113
   Provision for deferred income taxes                                    2,662       4,775         731
   Changes in assets and liabilities, net of effect of acquisitions:
      (Increase) decrease in:
         Accounts receivable                                              1,520      18,899      (9,467)
         Inventories                                                     19,419     (10,726)      3,039
         Deferred income taxes and other current assets                   1,069      (1,159)     (3,951)
         Other assets                                                     5,017         481     (32,341)
      Increase (decrease) in:
         Accounts payable and accrued expenses                          (19,003)        643      27,611
         Deferred income taxes, long-term                                (2,460)     (1,192)      8,878
         Minority interest                                               12,327      12,060      14,291
         Other long-term liabilities                                      2,936         936      (2,260)
         Minimum pension liability                                       (2,621)       (113)        732
   All other, net                                                         2,526       2,618       4,209
                                                                       --------    --------    --------
Net cash provided by operating activities                                88,470      88,395      72,181
                                                                       --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions of businesses, net of cash received                         (2,900)    (59,145)    (30,934)
Purchases of plant and equipment                                        (20,250)    (28,423)    (20,514)
                                                                       --------    --------    --------
Net cash used in investing activities                                   (23,150)    (87,568)    (51,448)
                                                                       --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (decrease) in short-term borrowings                                 --          --      (1,932)
Proceeds from long-term debt                                             13,999      47,600      20,956
Reduction of long-term debt                                             (43,039)    (35,029)    (28,202)
Purchases of treasury stock                                                (436)    (12,305)       (271)
Exercise of stock options                                                 2,557       1,392       1,167
                                                                       --------    --------    --------
Net cash provided by (used in) financing activities                     (26,919)      1,658      (8,282)
                                                                       --------    --------    --------
Effect of exchange rate changes on cash and cash equivalents             (2,397)     (1,360)      1,654
                                                                       --------    --------    --------
Net increase in cash and cash equivalents                                36,004       1,125      14,105
Cash and cash equivalents at beginning of year                           23,785      22,660       8,555
                                                                       --------    --------    --------
Cash and cash equivalents at end of year                               $ 59,789    $ 23,785    $ 22,660
                                                                       ========    ========    ========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
   Interest, net of interest received                                  $  3,806    $  3,334    $  4,517
   Income taxes, net of refunds of
   $3,596, $785, and $2,326, respectively                              $ 17,235    $ 26,912    $ 17,949
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